SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002

                                       CW

                                  (Depositor)

(Issuer in respect of Mortgage Pass-Through Certificates, Alternative Loan Trust

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                        Alternative Loan Trust 2002-15CB

On December 25, 2002, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Alternative Loan Trust 2002-15CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Alternative Loan Trust 2002-15CB relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
      Mortgage Pass-Through Certificates, Alternative Loan Trust 2002-15CB
                                 Series 2002-28
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        409,526,824.72    6.500000%     5,193,958.83  2,218,270.30    7,412,229.13       0.00       0.00
                        X         395,973,424.51    0.983929%             0.00    324,674.94      324,674.94       0.00       0.00
                        PO          1,269,861.27    0.000000%         4,587.56          0.00        4,587.56       0.00       0.00
Residual                AR                  0.00    6.500000%             0.00          0.36            0.36       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          16,059,273.99    6.500000%        12,028.83     86,987.73       99,016.56       0.00       0.00
                        B1          5,735,383.76    6.500000%         4,295.96     31,066.66       35,362.62       0.00       0.00
                        B2          4,588,506.47    6.500000%         3,436.91     24,854.41       28,291.32       0.00       0.00
                        B3          5,506,008.30    6.500000%         4,124.15     29,824.21       33,948.36       0.00       0.00
                        B4          2,982,678.80    6.500000%         2,234.11     16,156.18       18,390.28       0.00       0.00
                        B5          2,982,484.10    6.500000%         2,233.96     16,155.12       18,389.08       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        448,651,021.42     -            5,226,900.30  2,747,989.92    7,974,890.22     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        404,332,865.90              0.00
                                X         391,142,485.02              0.00
                                PO          1,265,273.71              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          16,047,245.17              0.00
                                B1          5,731,087.81              0.00
                                B2          4,585,069.55              0.00
                                B3          5,501,884.16              0.00
                                B4          2,980,444.69              0.00
                                B5          2,980,250.14              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        443,424,121.12     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
      Mortgage Pass-Through Certificates, Alternative Loan Trust 2002-15CB
                                 Series 2002-28
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    409,526,824.72     6.500000% 12669DDG0    12.342032      5.271116    960.787163
                           X     395,973,424.51     0.983929% 12669DDH8     0.000000      0.799190    962.800393
                           PO      1,269,861.27     0.000000% 12669DDJ4     3.563590      0.000000    982.856208
Residual                   AR              0.00     6.500000% 12669DDK1     0.000000      3.635228      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      16,059,273.99     6.500000% 12669DDL9     0.746993      5.401958    996.537612
                           B1      5,735,383.76     6.500000% 12669DDM7     0.746993      5.401958    996.537612
                           B2      4,588,506.47     6.500000% 12669DDN5     0.746993      5.401958    996.537612
                           B3      5,506,008.30     6.500000% 12669DEM6     0.746993      5.401958    996.537612
                           B4      2,982,678.80     6.500000% 12669DEN4     0.746993      5.401958    996.537612
                           B5      2,982,484.10     6.500000% 12669DEP9     0.746993      5.401958    996.537612
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     448,651,021.42       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
      Mortgage Pass-Through Certificates, Alternative Loan Trust 2002-15CB
                                 Series 2002-28
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       443,424,121.12   443,424,121.12
Loan count                   3444             3444
Avg loan rate           7.655903%             7.66
Prepay amount        4,890,566.48     4,890,566.48

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        89,253.80        89,253.80
Sub servicer fees       17,533.90        17,533.90
Trustee fees             3,364.88         3,364.88


Agg advances                  N/A              N/A
Adv this period        145,785.90       145,785.90

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             214,575.00       214,575.00
Fraud                9,381,597.00     9,381,597.00
Special Hazard       4,486,510.21     4,486,510.21


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.568419%           100.000000%            410,796,686.00
   -----------------------------------------------------------------------------
   Junior            8.431581%             0.000000%             37,825,981.52
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         130                14,310,237.77
60 to 89 days                          29                 3,692,305.42
90 or more                              9                 1,118,322.44
Foreclosure                             3                   337,943.79

Totals:                               171                19,458,809.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,974,890.22          7,974,890.22
Principal remittance amount            5,226,900.30          5,226,900.30
Interest remittance amount             2,747,989.92          2,747,989.92